UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 1, 2011
GENON ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16455 (Commission File Number)	76-0655566 (IRS Employer Identification No.)

1000 Main Street
Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (832) 357-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     In this Current Report on Form 8-K and in the exhibits included as part of this report, “GenOn Energy” refers to GenOn Energy, Inc., and “we,” “us” and “our” refer to GenOn Energy and its consolidated subsidiaries.

Item 2.02.	Results of Operations and Financial Condition.
     On March 1, 2011, we issued an earnings release announcing our financial results for 2010. The earnings release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This Form 8-K and the earnings release are available at www.genon.com in the investor relations section.
     In our earnings release, we use certain non-GAAP financial measures. We think that these non-GAAP financial measures provide meaningful representations of our consolidated operating and financial performance and are useful to us and investors, analysts, rating agencies, banks and other parties in facilitating the analysis of our results of operations from one period to another and comparing our performance to our peers. However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. The non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for GAAP financial measures. Investors should review our consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.
     These non-GAAP financial measures include adjusted income (loss) from continuing operations, adjusted EBITDA and total debt excluding unamortized debt discounts and adjustments to fair value of debt. We discuss these non-GAAP financial measures in Exhibit 99.2, including the reasons that we think that these measures provide useful information and the additional purposes for which these measures are used. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure can be found in our earnings release.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits. We furnish the following exhibits:

99.1—Press Release dated March 1, 2011
99.2—Explanation of Non-GAAP Financial Measures
INFORMATION FURNISHED
     The information in Item 2.02 and in the exhibits included as part of this Form 8-K are being furnished, not filed. Accordingly, the information will not be incorporated by reference into any filing or report by us with the Securities and Exchange Commission, whether made before or after the date hereof, unless specifically identified as being incorporated by reference therein.
CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION
     This document contains statements, estimates or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. In some cases, one can identify forward-looking statements by terminology such as “will,” “expect,” “estimate,” “think,” “forecast,” “guidance,” “outlook,” “plan,” “lead,” “project” or other comparable terminology. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. These risks include, but are not limited to: (i) legislative and regulatory initiatives or changes in regulations affecting the electric industry; (ii) changes in, or changes in the application of, environmental or other laws and regulations; (iii) failure of our generating facilities to perform as expected, including due to outages for unscheduled maintenance or repair; (iv) changes in market conditions or the entry of additional competition in our markets; (v) the ability to integrate successfully the businesses following the merger and realize cost savings and any other synergies; and (vi) those factors contained in our periodic reports filed with the SEC, including in the “Risk Factors” section of our most recent Annual Report on Form 10-K. The forward-looking information in this document is given as of the date of the particular statement, and we assume no duty to update this information. Our filings and other important information are also available on the Investor Relations page of our web site at www.genon.com.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENON ENERGY, INC. (Registrant)
Date: March 1, 2011	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press Release dated March 1, 2011
99.2	Explanation of Non-GAAP Financial Measures